Filed Pursuant to Rule 497(e)
File Nos. 333-192733 & 811-22917

WBI BullBear Rising Income 2000 ETF (WBIA)	WBI BullBear Yield 2000 ETF (WBIC)
WBI BullBear Value 2000 ETF (WBIB)	WBI BullBear Quality 2000 ETF (WBID)
(each an “Acquired Fund”)
Supplement dated August 21, 2019
to the Summary Prospectuses, Prospectus, and Statement of Additional Information (“SAI”)
each dated October 31, 2018, as previously supplemented

The Board of Trustees (the “Board”) of Absolute Shares Trust (the “Trust”), upon the recommendation of WBI Investments, Inc., the Acquired Funds’ investment sub-adviser, has approved the reorganization (each a “Reorganization”) of each Acquired Fund into the acquiring fund as identified in the table below (each an “Acquiring Fund”), each also an existing series of the Trust (each Acquired Fund and Acquiring Fund may be referred to as a “Fund,” and together, the “Funds”). At the time the Reorganizations are completed, each Acquiring Fund’s name will change as identified in the table below.

Acquired Fund	Acquiring Fund (New Name)	Acquiring Fund (Current Name)
WBI BullBear Rising Income 2000 ETF (WBIA)	WBI BullBear Rising Income 3000 ETF (WBIE)	WBI BullBear Rising Income 1000 ETF
WBI BullBear Value 2000 ETF (WBIB)	WBI BullBear Value 3000 ETF (WBIF)	WBI BullBear Value 1000 ETF
WBI BullBear Yield 2000 ETF (WBIC)	WBI BullBear Yield 3000 ETF (WBIG)	WBI BullBear Yield 1000 ETF
WBI BullBear Quality 2000 ETF (WBID)	WBI BullBear Quality 3000 ETF (WBIL)	WBI BullBear Quality 1000 ETF

Each Acquired Fund and its respective Acquiring Fund have identical investment objectives and similar investment strategies and risks. The Funds are all currently permitted to invest across companies of all capitalization sizes, however historically, the Acquired Funds focused on small and mid-capitalization companies, while the Acquiring Funds focused on large capitalization companies. Following the Reorganizations, the Acquiring Funds will invest across companies of all capitalization sizes, without a capitalization size focus.

Each Reorganization will be effected pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”), pursuant to which each Acquired Fund will transfer of all of its assets to its respective Acquiring Fund in exchange for the assumption of all liabilities of the Acquired Fund by its corresponding Acquiring Fund and shares of the Acquiring Fund having an aggregate net asset value (plus cash in lieu of fractional shares, if any) equal to the aggregate net asset value of the shares of the Acquired Fund as of the close of regular trading on the New York Stock Exchange on the closing date for the Reorganization. The shares of an Acquiring Fund will be distributed pro rata to the shareholders of the respective Acquired Fund in complete liquidation of the Acquired Fund. Holders of shares of an Acquired Fund will receive the number of shares of the respective Acquiring Fund (and cash in lieu of fractional shares, if any) equal in value to the aggregate net asset value of the shares of the Acquired Fund that the shareholder held immediately prior to the Reorganization.

Each Acquired Fund and its respective Acquiring Fund have the same management fee. Following the Reorganizations, each Acquiring Fund is expected to have the same or lower total annual operating expense ratio than its corresponding Acquired Fund. It is expected that each Reorganization will be a tax-free exchange for shareholders of an Acquired Fund for federal income tax purposes (except with respect to cash received in lieu of fractional shares, if any).

Detailed information about the Reorganizations will be available in a combined information statement/prospectus to be distributed to shareholders of the Acquired Funds as of a specified record date.

Shares of each Fund are listed for trading on NYSE Arca, Inc. In preparation for the closing of the Reorganizations, trading in shares of the Acquired Funds is expected to be suspended as of close of business on Thursday, October 24, 2019. Shareholder approval is not required to effect the Reorganizations and the Reorganizations are expected to close on or about Friday, October 25, 2019.

Please retain this Supplement with your Summary Prospectuses, Prospectus, and SAI.